								EXHIBIT 99.2


Contact:    Analyst contact:  Dale A. Thatcher
	    Chief Accounting Officer
	    513-603-2244
	    dale.thatcher@ocas.com

	    Media contact:  Cindy L. Denney
	    Assistant Vice President, Corporation Communications
	    513-603-2074 (ofc.), 513-703-7372 (cell)
	    cindy.denney@ocas.com


For release Nov. 5, 1999
------------------------

		       Ohio Casualty Corporation
			    Announces Change

     HAMILTON, OHIO, NOV. 5, 1999 - President and Chief Executive Officer
     ----------------------------
Lauren N. Patch announced today that effective immediately, Thomas A. Hayes is no longer associated with Ohio Casualty Corporation as its executive vice president and chief operating officer.



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